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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date earliest event reported)   June 2, 1997


                          CORAM HEALTHCARE CORPORATION
               (Exact name of registrant as specified in charter)


                  Delaware                 1-11343        33-0615337
          ---------------------------------------------------------------
          (State or other jurisdiction   (Commission      (IRS Employer
               of incorporation)         File Number)  Identification No.)


            1125 Seventh Street, Suite 2100, Denver, Colorado 80202
          ---------------------------------------------------------------
             (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code (303) 292-4973


          ---------------------------------------------------------------
           (Former name or former address, if changed since last report)
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          Item 5.  Other Events

                  On June 2, 1997, Coram Healthcare Corporation ("Coram") repaid $150 million owed its lenders under its Senior Credit Facility, originally dated April 6, 1995, through a refinancing transaction with Goldman Sachs Credit Partners L.P. ("Goldman"). Goldman acquired the debt through an assignment from the former lending group and entered into an amendment of Coram's existing credit agreement. The amendment to the existing credit facility, among other things, extends the maturity date of the credit facility from May 31, 1997 until the earlier of (i) the date on which Coram's Subordinated Bridge Notes or Subordinated Rollover Notes first become payable in cash (currently March 31, 1998) or (ii) May 31, 1998 and permits certain business acquisitions not permitted previously under the credit facility.

          Item 7.  Financial Statements, Pro Forma Financial
                   Information and Exhibits.

                   (c) Exhibits

                   99. Tenth Amendment to Credit Agreement dated June 2, 1997, by and among the Registrant, Goldman Sachs Credit Partners L.P., Coram, Inc., each Subsidiary Guarantor (as defined therein) and The Chase Manhattan Bank, as administrative agent and collateral agent for the Lenders named therein, to that certain Credit Agreement dated as of April 6, 1995, by and among the Registrant, Coram, Inc., each Subsidiary Guarantor (as defined therein), the Financial Institutions named therein and The Chase Manhattan Bank, as collateral agent for the Lenders named therein. Certain exhibits and schedules of this Exhibit have been omitted. The Registrant agrees to furnish supplementally any omitted schedule or exhibit to the Securities and Exchange Commission.





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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CORAM HEALTHCARE CORPORATION




          Date:  June 11, 1997             By:
                                              -------------------------------
                                           Name:  Richard M. Smith
                                           Title: Chief Financial Officer
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                                EXHIBIT INDEX


  EXHIBIT
  NUMBER                         DESCRIPTION
  -------                        -----------

    99. Tenth Amendment to Credit Agreement dated June 2, 1997, by and among the Registrant, Goldman Sachs Credit Partners L.P., Coram, Inc., each Subsidiary Guarantor (as defined therein) and The Chase Manhattan Bank, as administrative agent and collateral agent for the Lenders named therein, to that certain Credit Agreement dated as of April 6, 1995, by and among the Registrant, Coram, Inc., each Subsidiary Guarantor (as defined therein), the Financial Institutions named therein and The Chase Manhattan Bank, as collateral agent for the Lenders named therein. Certain exhibits and schedules of this Exhibit have been omitted. The Registrant agrees to furnish supplementally any omitted schedule or exhibit to the Securities and Exchange Commission.